Exhibit 21.1

SUBSIDIARIES OF REGISTRANT
EXHIBIT 21.1
SUBSIDIARIES OF MIRANT CORPORATION

The voting stock of each company shown indented is owned by the company immediately above which is not indented to the same degree.

Name of Company	Jurisdiction of Organization

Mirant Corporation	Delaware
MC Asset Recovery, LLC	Delaware
MRHG, Inc.	Delaware
MRIG, Inc.	Delaware
MRIEUK, LLC	Delaware
Mirant Beteiligungs GmbH	Germany
P.T. Tarahan Power Company	Indonesia
(55% - Mirant Beteiligungs GmbH; 45% - Third parties)
MRHEUK, LLC.	Delaware
Mirant Capital, Inc.	Delaware
Mirant Fund 2001, LLC (93.46% - Mirant Capital, Inc.; 6.54% - Third party)	Delaware
Cheng Power Systems, Inc. (6.4% - Mirant Fund 2001, LLC; 93.6% - Third parties)	California
Phonex Broadband Corp. (7.9% - Mirant Fund 2001, LLC; 92.1% Third parties)	Utah
Mirant Intellectual Asset Management and Marketing, LLC	Delaware
Mirant Services, LLC	Delaware
Mirant (Bermuda), LTD	Bermuda
Mirant Hong Kong Membership, Inc.	Delaware
Mirant Trust I	Delaware
Mirant Americas, Inc	Delaware
Mint Farm Generation, LLC	Delaware
Mirant Americas Energy Marketing Investments, LLC	Georgia
Monterey Exploration Ltd. (13.66% - Mirant Americas Energy Marketing Investments, LLC; 86.34% - Third Party)	Alberta
Mirant Americas Procurement, Inc.	Delaware
Mirant Birchwood, Inc.	Delaware
Mirant Chalk Point Development, LLC	Delaware
Mirant Dickerson Development, LLC	Delaware
Mirant Las Vegas, LLC	Delaware
Mirant Nevada Wellcom, LLC	Delaware
Wellcom, LLC (50% - Mirant Nevada Wellcom, LLC; 50% - Third party)	Nevada
Mirant Portage County, LLC	Delaware
Mirant Power Purchase, LLC	Delaware
Coyote Springs 2, LLC (50% - Mirant Power Purchase, LLC; 50% - Third party)	Delaware
Mirant Sugar Creek, LLC.	Indiana
Mirant Wichita Falls Investments, LLC	Delaware
Mirant Wichita Falls Management, LLC	Delaware
Mirant Wichita Falls, LP (1% - Mirant Wichita Falls Management, LLC; 99% - Mirant Wichita Falls Investments, LLC)	Delaware
Mirant Wrightsville Investments, Inc.	Delaware
Mirant Wrightsville Management, Inc.	Delaware
Wrightsville Power Facility, L.L.C. (1% - Mirant Wrightsville Management, Inc.; 50% - Mirant Wrightsville Investments, Inc.; 49% - Third party)	Delaware
Wrightsville Development and Funding, L.L.C. (1% - Mirant Wrightsville Management, Inc.; 50% - Mirant Wrightsville Investments, Inc.; 49% - Third party)	Delaware

Mirant Wyandotte, LLC	Delaware
Newco 2005 Corporation	Delaware
Shady Hills Power Company, L.L.C.	Delaware
West Georgia Generating Company, L.L.C.	Delaware
Mirant Americas Generation, LLC	Delaware
Mirant North America, LLC	Delaware
New MAEM Holdco, LLC	Delaware
Mirant Americas Development, LLC	Georgia
Mirant Americas Development Capital, LLC	Delaware
Mirant Americas Production Company, LLC	Delaware
Mirant Americas Energy Capital, LP (99% - Mirant Americas Production Company, LLC; 1% - Mirant Americas Development, LLC)	Delaware
Mirant Americas Energy Capital Assets, LLC	Delaware
Mirant Americas Energy Marketing, LP (99% - Mirant Americas Production Company, LLC; 1% - Mirant Americas Development, LLC)	Delaware
Mirant Americas Gas Marketing I, LLC	Delaware
Mirant Americas Gas Marketing II, LLC	Delaware
Mirant Americas Gas Marketing III, LLC	Delaware
Mirant Americas Gas Marketing IV, LLC	Delaware
Mirant Americas Gas Marketing V, LLC	Delaware
Mirant Americas Gas Marketing VI, LLC	Delaware
Mirant Americas Gas Marketing VII, LLC	Delaware
Mirant Americas Gas Marketing VIII, LLC	Delaware
Mirant Americas Gas Marketing IX, LLC	Delaware
Mirant Americas Gas Marketing X, LLC	Delaware
Mirant Americas Gas Marketing XI, LLC	Delaware
Mirant Americas Gas Marketing XII, LLC	Delaware
Mirant Americas Gas Marketing XIII, LLC	Delaware
Mirant Americas Gas Marketing XIV, LLC	Delaware
Mirant Americas Gas Marketing XV, LLC	Delaware
Mirant Americas Retail Energy Marketing, LP (99% - Mirant Americas Energy Marketing, LP; 1% - Mirant Americas Development, LLC)	Delaware
MNA Finance Corp.	Delaware
Mirant Energy Trading, LLC	Delaware
Mirant California, LLC	Delaware
Mirant Delta, LLC	Delaware
Mirant Potrero, LLC	Delaware
Mirant Canal, LLC	Delaware
Mirant Kendall, LLC	Delaware
Mirant New York, Inc.	Delaware
Mirant Bowline, LLC	Delaware
Mirant Lovett, LLC	Delaware
Mirant NY-Gen, LLC	Delaware
Hudson Valley Gas Corporation	New York
Mirant Mid-Atlantic, LLC	Delaware
Mirant Chalk Point, LLC	Delaware
Mirant Potomac River, LLC	Delaware
Mirant Piney Point, LLC	Delaware
Mirant MD Ash Management, LLC	Delaware
Mirant North America Escrow, LLC	Delaware
Mirant Special Procurement, Inc.	Delaware
Mirant Texas Management, LLC	Delaware
Mirant Texas, LP (1% - Mirant Texas Management, LLC; 99% - Mirant North America, LLC)	Delaware
MLW Development, LLC (1% - Mirant Texas Management, LLC; 99% - Mirant North America, LLC)	Delaware
Mirant Zeeland, LLC	Delaware
Mirant International Investments, Inc.	Delaware
Mirant Asia-Pacific Investments B.V. i.l. (in liquidation)	Netherlands

Mirant Asia-Pacific Ventures, Inc.

Delaware

Mirant Asia-Pacific Holdings, Inc.

Delaware

Mirant Asia-Pacific Limited (90% - Mirant Asia-Pacific Ventures, Inc.; 10% - Mirant Asia-Pacific Holdings, Inc.)	Bermuda
MAP Navotas I Limited	Hong Kong

Mirant (Philippines) Project Holdings Corporation

Philippines

Navotas II Holdings (BVI) Corp.

British Virgin Islands

MAP Mobile Power Systems (BVI) Corporation	British Virgin Islands
MAP Pagbilao Limited	Hong Kong
MAP Pangasinan Limited	British Virgin Islands
Mirant Sual Investments Corporation	Philippines

Mirant (Philippines) Corporation
(40.27% - MAP Pagbilao Limited; 4.33% - MAP Mobile Power Systems (BVI) Corporation; 4.10% - Navotas II Holdings (BVI) Corp.; 2.55% - MAP Navotas I Limited;
48.75% - MAP Pangasinan Limited)

Philippines
Mirant Pagbilao Corporation (95.74% - Mirant (Philippines) Corporation; 4.26% - Third party)	Philippines
Mirant (Philippines) Energy Corporation	Philippines
Mirant (Philippines) Services Corporation	Philippines
Mirant (Philippines) Rural Power Corporation	Philippines
LISP III Power Corporation (40% - Mirant (Philippines) Energy Corporation; 60% - Third party)	Philippines
Mirant Global Corporation (50% - Mirant (Philippines) Corporation; 50% - Third parties)	Philippines
Masinloc Global Holdings Corporation (90% - Mirant Global Corporation; 10% - Mirant (Philippines) Corporation)

Philippines

Mirant Generation Cebu Limited Duration Company

Cayman Islands

ARB Power Ventures, Inc.	Philippines
Toledo Power Co. (52.5% - ARB Power Ventures, Inc.; 47.5% - Mirant Generation Cebu Limited Duration Company)	Philippines
Mirant (Philippines) Island Generation Corporation	Philippines
Claredon Towers Holdings, Inc.	Philippines
Panay Power Corporation	Philippines
Avon River Power Holdings, Corp.

Philippines

Vivant Corporation (11.39% - Mirant Global Corporation; 88.61% - Third parties)	Philippines
Hijos de F. Escaño, Inc. (50.88% - Vivant Corporation; 49.12% - Third parties)	Philippines
Visayan Electric Company, Inc. (25% - Hijos de F. Escaño, Inc.; 21.56% - Vivant Corporation; 53.44% - Third parties)	Philippines
Mirant (Navotas II) Corporation	Philippines
Mirant Navotas Corporation	Philippines
Mirant Sual Corporation (69.34% - Mirant (Philippines) Corporation; 25.51% - Mirant Sual Investments Corporation; 5.15% - Third party)

Philippines

Mirant Ilijan Investments Ltd. Partnership (50% - Mirant (Philippines) Corporation; 50% - Mirant (Philippines) Project Holdings Corporation)

Philippines

Mirant Diamond Holding Corporation (48.79% - Mirant Ilijan Investments Ltd. Partnership; 51.21% - Third party)	Philippines
KEPCO Ilijan Corporation (41% voting - Mirant Diamond Holding Corporation; 59% voting - Third parties)	Philippines
Mirant Asia-Pacific Construction (Hong Kong) Limited	Hong Kong
Sual Construction Corporation	Philippines
Mirant (Philippines) Resources and Development Corporation (40% - Mirant Asia-Pacific Construction (Hong Kong) Limited; 60% - Third party)	Philippines
Mirant Philippines Industrial Power Corporation (60% - Mirant (Philippines) Resources and Development Corporation; 40% - Mirant (Philippines) Energy Corporation)	Philippines

Toledo Holdings Corporation (60% - Mirant (Philippines) Resources and Development Corporation; 40% - Mirant Generation Cebu Limited Duration Company)	Philippines

Mirant Philippines Industrial Power II Corporation (60% - Mirant (Philippines) Resources and Development Corporation; 40% - Mirant (Philippines) Energy Corporation)	Philippines
Subic EnerZone Corporation (20% - Mirant Philippines Industrial Power II Corporation; 80% - Third parties)	Philippines
MAP International Finance Corporation	British Virgin Islands
MAP Guangdong (BVI) Limited	British Virgin Islands
Mirant Guangdong (Shajiao C) Limited	British Virgin Islands
Stenus Limited	Jersey
Laito Company Limited	Hong Kong
MAP Financial Services Limited

British Virgin Islands

MAP Nominee Services Limited	British Virgin Islands
Tranquil Star Corporation	British Virgin Islands
MAP Thailand (BVI) Limited	British Virgin Islands
MAP Hirma (BVI) Limited (in liquidation)	British Virgin Islands
Mirant Asia-Pacific Operations (Hong Kong) Limited	Hong Kong
Mirant (Philippines) Operations Corporation	Philippines
MAP Project Management and Engineering (BVI) Limited	British Virgin Islands
Mirant Asia-Pacific Singapore Pte Limited	Singapore
Mirant Development UK Limited	England & Wales
Mirant Holdings Netherlands, Inc.	Delaware
Mirant Deutschland GmbH	Germany
Southern Electric International - Netherlands B.V. i.l. (in liquidation)	Netherlands
Mirant Investments UK Limited	England & Wales
Mirant do Brasil Ltda. (99.99% - Mirant International Investments, Inc.; .01% - Mirant Services, LLC)	Brazil
Mirant Caribbean Holdings, Ltd.	Cayman Islands
Mirant Americas Holdings, LLC	Delaware
Mirant West Indies Investments, Ltd.	British Virgin Islands
Mirant (British Virgin Islands) II Investments, Ltd.	British Virgin Islands
Mirant JPSCO II Investments, Limited	Jamaica
Mirant JPSCO I Investments, Limited	Jamaica
Mirant (British Virgin Islands) I Investments, Ltd.	British Virgin Islands
Mirant JPSCO (Barbados) SRL	Barbados
Jamaica Public Service Company Limited (80% - Mirant JPSCO (Barbados) SRL; 20% - Third party)	Jamaica
Mirant Bahamas Investments Limited	Bahamas
Mirant Grand Bahama Limited	Bahamas
ICD Utilities Limited (10.776% - Mirant Grand Bahama Limited; 89.224% - Third parties)	Bahamas
Grand Bahama Power Company Limited (50% - Mirant Grand Bahama Limited; 50% - ICD Utilities Limited)	Bahamas
Mirant Curacao Investments, Ltd.	British Virgin Islands
Curacao Utilities Operating Company N.V.	Netherlands Antilles
Curacao Energy Company, Ltd. (50% - Mirant Curacao Investments, Ltd.; 50% - Third party)	Cayman Islands
CUC Holdings, N.V. (51% - Curacao Energy Company, Ltd.; 49% - Third party)	Netherlands Antilles
Curacao Utilities Company N.V.	Netherlands Antilles
Integrated Utility Holdings Company, N.V. (33.3% - Mirant Curacao Investments, Ltd.; 66.6% - Third party)	Netherlands Antilles
Mirant Caribbean Services, LLC	Delaware
Mirant JPSCO Development Services, LLC	Delaware
Mirant Trinidad Investments, LLC	Delaware

Power Generation Company Trinidad and Tobago Limited (39% - Mirant Trinidad Investments, LLC; 61% - Third parties)	Trinidad and Tobago
Mirant Caribbean, Ltd.	British Virgin Islands
Mirant Virgin Islands, L.L.C.	US Virgin Islands
Mirant South America and Caribbean Finance, Ltd.	British Virgin Islands
Puerto Rico Power Investments, Ltd. (99% - Mirant South America and Caribbean Finance, Ltd.; 1% - Mirant Corporation)	British Virgin Islands
Mirant EcoElectrica Investments I, Ltd.	British Virgin Islands
Mirant EcoElectrica Services, Ltd.	British Virgin Islands
Mirant EcoElectrica O&M, Ltd.	British Virgin Islands
Mirant EcoElectrica LNG Investments, Ltd.	British Virgin Islands
CEMIG Investments, LLC (51% voting - Mirant International Investments, Inc.; 49% voting - Third party)	Delaware
Cayman Energy Traders (51% - CEMIG Investments, LLC; 49% - Third party)	Cayman Islands
Southern Electric do Brasil Participacoes, Ltda. (90.6% - Cayman Energy Traders; 9.4% Third parties)	Brazil